UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2014

XIANGTIAN (USA) AIR POWER CO., LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52735	98-0632932
(Commission File Number)	(IRS Employer Identification No.)

c/o Luck Sky International Investment Holdings Limited

Unit 4112A-13 Office Tower

Convention Plaza 1 Harbour Road,

WanChai, Hong Kong, People’s Republic of China

(Address of principal executive offices and zip code)

+86 10 859 10 261

(Registrant's telephone number including area code)

Goa Sweet Tours Ltd.

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02: Non-Reliance on Previously Issued Financial Statements

The board of directors of the Company, based on the recommendation of the consultants and in consultation with management and the Company’s independent registered public accounting firm Jimmy P. Lee, CPA, P.C., concluded that, because of errors identified in the Company’s previously issued financial statements for the fiscal year ended July 31, 2013 and the first three quarter of fiscal 2014, the Company would restate its previously issued financial statements of these periods. The Company will be filing an amendment to its Annual Report on Form 10-K for the fiscal year ended July 31, 2013 and amendments to its Quarterly Report on Form 10-Q for the first three fiscal quarters in the fiscal year ended July 31, 2014 to reflect the restatement of our consolidated financial statements as of and for these three fiscal quarters, which reflects the correction of the same type of error with respect to such period.

The error was discovered by the Company’s consultants during the course of the preparation of the Annual Report for the fiscal year ended July 31, 2014 that one of the Company’s wholly owned subsidiary, Luck Sky Holdings Limited (“Luck Sky Holdings”), a corporation organized under the laws of the British Virgin Islands on June 26, 2013, was not consolidated into the Company’s consolidated financial statements. There have been no operations in this subsidiary and nominal assets since its incorporation, which led to certain inadvertent omissions by the Company during its consolidation process and financial statement preparation. The Company estimates the effect of the restatement is to increase the amount of the net loss for the fiscal year ended July 31, 2013 by approximately $1,837, and to cause an additional net loss for the three months ended October 31, 2013, January 31, 2014 and April 30, 2014 of approximately $204, $0 and $1,263, respectively. Since the Company is a shell company, the omission of information regarding LuckSky Holdings was deemed to be material. Consequently, the Company determined to correct the accounting treatment by consolidating Luck Sky Holdings in accordance with ASC 810 Consolidation.

The Company’s Chief Executive Officer has discussed the matters disclosed herein with Jimmy P. Lee, CPA, PC, the Company’s independent accountant.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XIANGTIAN (USA) AIR POWER CO., LTD.

By: /s/ Zhou Jian

Name: Zhou Jian

Title: General Manager

Date: July 29, 2014